Third Quarter 2010 Earnings Conference Call October 26, 2010 Exhibit 99.2

Introductory Comments
“Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With
the exception of the historical information contained in this press release, the matters described herein contain "forward-looking" statements that involve risk and uncertainties that may individually or collectively affect the matters herein described, including but not limited to the Company's risks associated with overall or regional economic conditions, dependence upon affiliated dental practices, contracts the affiliated practices have with third-party payors, government regulation of the dental industry, impact of health care reform, dependence upon service agreements and the impact of any terminations or potential terminations of such contracts, business interruptions, the outcome of pending litigation and the Company's acquisition and affiliation strategy, which are detailed from time to time in the "Risk Factors" section of the Company's filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.
Certain financial measures that are not in accordance with Generally Accepted
Accounting Principles are included in these slides. Please see our press release, which is available on our website,
www.amdpi.com,
for a presentation of the most comparable
GAAP measures and a reconciliation of these non-GAAP measures.

Highlights
•
Financial results for 3Q10 vs. 3Q09:
Net revenue +5%
Earnings from operations +8%*
Net earnings +35%*
•
Completed two in-market practice acquisitions
•
Completed one pediatric Medicaid de novo
•
Initiated share repurchases
* Excludes unusual items.  See Income Statement slide.

$111.3 million vs. $103.2 million +7.8%
•
-1.6% same market growth
•
-2.1% same market excluding
acquisitions growth
•
-3.2% same practice growth
Components of same market growth
•
-2.1% hours
•
+2.5% productivity per hour
•
-2.0% effectivity(a)
Revenue mix
•
14% fee for service
•
75% PPO
•
6% managed care
•
5% Medicaid/CHIPS
Patient Revenue of Affiliated Practices
Components of Same Market
-6%
-4%
-2%
0%
2%
4%
6%
3Q09 4Q09 1Q10 2Q10 3Q10
Hours PPH Effectivity
Same Market Growth
-4%
-2%
0%
2%
4%
3Q09 4Q09 1Q10 2Q10 3Q10
Same Practice Development Acquisitions
Revenue Mix
0%
25%
50%
75%
100%
3Q09 4Q09 1Q10 2Q10 3Q10
FFS PPO MC Medicaid
(a)  Effectivity is the difference between full fee increases of the affiliated practices and the net fee increases actually realized from patients and insurance companies.

Income Statement (thousands, except per share amts)
3Q10 3Q09
Non GAAP
As reported Non GAAP As reported Non GAAP Change
Net revenue 71,116 $        71,116 $      67,986 $       67,986 $      5%
Operating expenses:
     Salaries and benefits 29,242           29,242         29,384          29,384         (210)             b.p.
     Lab fees and dental supplies 10,759           10,759         9,527           9,527           112              b.p.
     Office occupancy expenses 9,611             9,611          8,647           8,647           80                b.p.
     Other operating expenses 6,932             6,932          6,232           6,232           58                b.p.
     General corporate expenses 3,054             3,003          (a) 3,546           3,546           (99)              b.p.
EBITDA 11,518           11,569         10,650          10,650
9%
EBITDA margin 16.2% 16.3% 15.7% 15.7% 60                b.p.
     Depreciation expense 2,903             2,903          2,688           2,688
     Amortization of intangible assets 2,542             2,542          2,289           2,289
Earnings from operations 6,073             6,124          5,673           5,673
8%
EFO margin 8.5% 8.6% 8.3% 8.3% 27                b.p.
     Interest expense, net 1,710             1,710          2,927           1,938           (b)
Earnings before income taxes 4,363             4,414          2,746           3,735           18%
     Income taxes 1,605             1,625          1,091           1,484
     Effective tax rate 36.8% 36.8% 39.7% 39.7%
Consolidated net earnings 2,758             2,789          1,655           2,251
24%
     Noncontrolling interest 43                 43               223              223
Net earnings 2,715 $          2,746 $        1,432 $         2,028 $
35%
Diluted EPS 0.17 $            0.17 $         0.10 $          0.14 $          23%
Diluted weighted shares outstanding 15,990           15,990         14,521 14,521 10%
(a) Excludes $51,000 of expenses associated with Cincinnati Dental Services affiliation.
(b) Excludes $989,000 write-off of expenses associated with debt refinancing.

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
2009 9 mos '09 9 mos '10
Reported EPS After-tax Amortization Expense
(a) See Appendix for reconciliation of non-GAAP items.
(b) Calculated at $12 share price and trailing twelve months ended September 30, 2010 financial results.
Diluted Earnings per Share (a)
}+64%
}+64%
}+51%
TTM PE(b)
Diluted Reported EPS $0.69 17x
Diluted Cash EPS (b) $1.06 11x
+54% -35%

Cash Flow (thousands, except per share amounts)
Operating activities
2009 benefited from 3 day DSO
improvement (30 27) as compared
to 1 day DSO improvement (26 25)
in 2010 ($3 million difference)
Maintenance capital expenditures
Includes 10 Improvis EDR
implementations
Growth capital expenditures
Includes 1 pediatric Medicaid de novo
in Texas
Acquisitions and affiliations
Completed 2 in-market acquisitions
$149,000 patient revenue in quarter
$1.3MM patient revenue annualized
3Q10 3Q09
Cash flow from operating activities
Net income and non-cash items
8,680 $       8,456 $
Working capital items
909 2,996
Cash flow from operating activities
9,589 11,452
Maintenance capital expenditures
(582) (268)
Free cash flow before growth investments
9,007 11,184
Growth capital expenditures
(1,659) (984)
Acquisitions and affiliations
(775) (134)
Cash flow before financing activities
6,573 $       10,066 $

Capitalization ($ millions)
$0
$100
$200
$300
Sep '09 Dec '09 Mar '10 Jun '10 Sep '10
Equity Debt
Debt to Total Capitalization
36%
47%
34%
36%
Leverage
• $106 million debt
• 2.1x debt/EBITDA (bank
compliance calculation)
• $48.9 million available for
borrowing under credit facility (bank
compliance calculation)
Share repurchases
• $2.5 million during 3Q 2010
• 222,000 shares
• $11.12 per share
35%

Debt 40% 8% 3%
Equity 60% 25% 15%
Total 18%
Cost of Capital Framework
Mix
Pre-tax
Cost
Blended
Cost
Returns on capital in recent years have been affected by
2007 Metro Dentalcare acquisition, 2008 litigation
settlement, 2007-2010 economic downturn and 2009-2010
investment in pediatric Medicaid expansion.

Returns on Capital ($ millions)
(a) Litigation settlement resulted in decrease in EFO of approximately $15 million on a per annum basis.
(b) Includes expenses and income associated with litigation settlement.  See 2008 Form 10-K MD&A for detailed discussion.
(c) Adjustment of purchase price from 10x EBITDA to 6.5x EBITDA.
(d) EFO and adjusted EBITA results have been annualized for returns calculation.
First three affiliations
completed in November and
December 1996
From 1997 to 2006:
• Net revenue +17% p.a.
• EFO +32%
• Committed capital +16%
• Returns on incremental
capital +18%
2007 to present financial
results affected by:
• Acquisition of Metro
Dentalcare
• Outcome of Park
litigation
• Economy
• Expansion of pediatric
Medicaid expansion
1997 2006 Change CAGR 9mos '10
Net revenue 53.3 $         217.9 $       164.6 $       17% 215.3 $
Earnings from operations (EFO) 1.8 $           21.8 $         20.0 $         32% 20.6 $
Add service agreement amortization expense 0.6              5.3              7.4
Earnings before interest, taxes and amortization
2.4              27.1            24.7            31% 28.0
Add lost EFO as a result of litigation settlement (a) -              -              11.3
Adjusted EBITA 2.4 $           27.1 $         24.7            31% 39.2 $
Debt, short term + long term
22.0 $         33.9 $         106.0 $
Shareholders' equity 17.2            116.3          193.7
Committed capital 39.2            150.2          111.0          16% 299.7
Add cumulative svc agreement amortization 0.7              36.1            68.2
Litigation expenses and litigation settlement (b)
-              1.0              (4.6)
Adjust Metro Dentalcare acquisition price (c) -              -              (33.3)
Adjusted committed capital 39.9 $         187.2 $       147.3 $       19% 330.0 $
EFO/committed capital 4.5% 14.5% 18.0% 9.2% (d)
Adj EBITA/adj committed capital 6.0% 14.5% 16.8% 15.9% (d)
Investment decisions continue to be made based on cost of capital framework.

Return on Market Value (millions, except per share amount)
9 months
2009 Sep '09 Sep '10 TTM
Cash flow from operations 40.4 $         32.6 $         27.3 $         35.1 $
Maintenance capital expenditures 3.4              1.1              1.6              3.9 $
Free cash flow 37.0 $         31.5 $         25.7 $         31.2 $
Diluted shares outstanding 16.0
Share price 12.00 $
Market value of equity 192.4 $
Cash flow from operations/market value equity 18.3%
Free cash flow/market value equity 16.2%
Opportunistic share repurchases based on current share price returns and cost of capital framework.

•
3 quarter financial results affected by fluctuating monthly performance
•
Elevated unemployment levels and consumer uncertainty negatively affecting revenue
•
In face of the economic challenges, continue to manage costs with caution and to reinvest capital in projects that we expect will generate attractive returns on capital long term
•
Opened an additional de novo facility for  pediatric Medicaid business in
Texas and intend to open two additional facilities yet this year
•
50 facilities using Improvis’ electronic dental record (EDR) functionality
•
Looking to 2011, three areas that should provide significant growth opportunities.
–
Pediatric Medicaid business – preliminarily planning 10-12 de novos
–
Specialty care – focusing efforts at four affiliated dental groups with potential of $30 million of patient revenue
–
Corporate development – very busy pipeline
Operating Comments
rd

13 Appendix

•
This presentation includes non-GAAP financial measures. In accordance with the requirements of Regulation G of the Securities and Exchange Commission, please see the attached financial tables for a presentation of the most comparable GAAP measures, the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.
•
The Company regards non-GAAP financial measures, such as cash net earnings and cash earnings from operations, as important financial measures for understanding its financial performance. These measures exclude amortization expense, net of tax. The Company incurs significant amortization expense related to its service agreements in contrast to many companies, in the same and other industries, that do not amortize intangibles based on authoritative literature for goodwill and other intangibles. Expenses related to the Company’s debt refinancing and professional fees related to the Company’s acquisitions have also been excluded from the Company’s non-GAAP financial measures. The Company believes these items should be presented separately due to their magnitude and non-recurring impact to the
Company’s ongoing operations. The primary limitations associated with the Company’s use of non-GAAP measures are that these measures may not be directly comparable to the amounts reported by other companies. Management compensates for these limitations by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable
GAAP measures in this presentation.
Non-GAAP Financial Measures

Non-GAAP EPS Reconciliation (thousands, except per share amt)
2009 9 months '09 9 months '10
Net earnings (as reported) 7,729 $            5,864 $            8,172 $
Add:  Write-off of expenses associated with debt refinancing, net of tax 596 596 377
Add:  Expenses associated with Christie Dental affiliation, net of tax 338 - -
Add:  Expenses associated with Cincinnati Dental Services affiliation, net of tax - - 207
Net earnings 8,663 6,460 8,756
Add:  Amortization of service agreements, net of tax 5,509 4,116 4,521
Cash net earnings 14,172 $          10,576 $          13,277 $
Weighted average diluted shares outstanding 14,155 13,666 16,032
Diluted net earnings per share 0.61 $              0.47 $              0.55 $
Amortization of service agreements per share 0.39 $              0.30 $              0.28 $
Diluted cash net earnings per share 1.00 $              0.77 $              0.83 $

16